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              GENERAL CONVEYANCE OF BUSINESS ASSETS
              -------------------------------------

THIS INDENTURE made as of the 24th day of May, 2000.

EXECUTED BY:

             PAN OCEAN CONSULTING LTD.
             -------------------------

             (the "Seller")

                                               OF THE FIRST PART

IN FAVOUR OF:

             BURRARD TECHNOLOGIES, INC.
             --------------------------
             a corporation incorporated pursuant to the laws of the State of Nevada

             (the "Purchaser")

                                               OF THE SECOND PART
WHEREAS:

A.	Pursuant to an Agreement dated as of the 24th day of May, 2000 between the Seller and the Purchaser (the "Agreement"), the Seller agreed to sell to the Purchaser and the Purchaser agreed to purchase from the Seller, subject to the terms and conditions of the Agreement, all of the assets, technology, property and undertaking comprising the "International Reg" computer software and Internet business carried on by the Seller (the "Business").

B.	This Indenture is an instrument of transfer contemplated and executed under the Agreement.

THIS INDENTURE WITNESSETH that for and in consideration of the mutual covenants and agreements herein contained and for the sum of $32,000 US and other good and valuable consideration paid by the Purchaser to the Seller, the receipt and sufficiency of which is hereby acknowledged by the Seller, it is agreed by and between the parties hereto as follows:

1.   TRANSFER
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The Seller hereby assigns, sells and transfers to and vests in the
Purchaser all of the Seller's right, title and interest, legal and equitable, in and to all of the assets, property and undertaking of the Business as a going concern, including the "International Reg" software in its current stage of development and all of the assets, technology, property and rights

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comprising and used in the conduct and operation of the
"International Reg" software and the Business (together, the "Assets"), which Assets will include, without limitation:

    (1) all data, source code, object code, drawings, and software comprising the "International Reg" software in its current stage of development and the Business and all copyright, patents, trademarks, proprietary information, trade secrets and intellectual property relating to the Assets and the Business;

    (2) the goodwill of the Business, together with the exclusive right to the Company to represent itself as carrying on the Business in continuation of and in succession to the Seller and the right to use any word indicating that the Business is so carried on, including the right to use the name "International Reg", or any variation thereof as part of the name of or in connection with the Business or any part thereof carried on or to be carried on by the Company;

    (3) the "internationalreg.com" URL Internet address and web site;

    (4) the benefit of all contracts, engagements or commitments to which the Seller is entitled in connection with the Business provided that the contracts, leases, engagements or commitments were entered into by the Seller in the usual and ordinary course of business;

    (5) all licences, consents, permits, authorities, certificates and registrations which are required, necessary of desirable for the operation of the Business;

    (6) all intangible property of the Seller used in connection with the Business and comprising the Assets, including all trademarks, trade names, moral rights and copyrights;

    (7) all confidential information and trade secrets of the Seller used in connection with the Business, including all programming code, source code, data, information, drawings, and know-how.

The Business and the Assets are assigned, sold and transferred to the Purchaser by the Seller free and clear of all mortgages, liens, charges, security interests and encumbrances of every kind and nature whatsoever.

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2.    REPRESENTATIONS AND WARRANTIES
      ------------------------------

The Seller hereby agrees with the Purchaser that all representations and warranties of the Seller with respect to the Business and the Assets as set forth in the Acquisition Agreement are incorporated into this Indenture by reference. The Seller's representations and warranties will survive the transfer of the Business and the Assets to the Purchaser and will not be merged on transfer of the Business and the Assets to the Purchaser. The Seller will at all times hereafter, upon every reasonable request of the Purchaser make, do and execute, or cause or procure to be made, done or executed, all such further acts, deeds, and assurances, for the more effectual sale, assignment, transfer and assurance of the Business and the Assets to the Purchaser as shall be reasonably required by the Purchaser.


3.    ENUREMENT
      ---------

This Indenture shall enure to the benefit of and be binding upon the Seller and its respective successors and assigns and shall be governed by and construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF this Indenture has been executed by the Seller in favour of the Purchaser as of the date and year first above written.


SIGNED, SEALED AND DELIVERED
BY PAN OCEAN CONSULTING LTD.
in the presence of:

/s/ Steve O'Neill                        /s/ Robert Rosner
_________________________       per:     _________________________

Signature                                 ROBERT ROSNER, PRESIDENT
Steve O'Neill                             PAN OCEAN CONSULTING LTD.
_________________________
Name

_________________________
Address

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